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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       September 22, 1999
                                                 -------------------------------


                      DAMSON/BIRTCHER REALTY INCOME FUND-I
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             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
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         (State or other jurisdiction of incorporation or organization)


             0-13563                               13-3264491
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    (Commission file Number)        (I.R.S. Employer Identification No.)


  27611 La Paz Road, P.O. Box 30009, Laguna Niguel, California    92607-0009
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            (Address of principal executive offices)              (Zip Code)


                                 (949) 643-7700
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              (Registrant's telephone number, including area code)


                                       N/A
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             (Former name, former address and former fiscal year, if
                           changed since last report.)


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                      DAMSON/BIRTCHER REALTY INCOME FUND-I


ITEM 2. DISPOSITION OF ASSETS

        Damson/Birtcher Realty Income Fund-I (the "Partnership") recently sold four of its six properties in two separate transactions, as set forth below:

Ladera-I

        On September 22, 1999, the Partnership sold Ladera-I shopping center, in Albuquerque, New Mexico to CA New Mexico, LLC, a wholly-owned subsidiary of CenterAmerica Trust ("CenterAmerica"), a Houston-based real estate investment trust that is not affiliated in any way with the Partnership, its General Partner or any of its principals or affiliates.
The sale price was $4,424,000.

        CenterAmerica and the Partnership were each represented by third-party brokers in the transaction. The brokers were paid an aggregate $186,803 from the sale proceeds. The General Partner was not paid a disposition fee in connection with the transaction. CenterAmerica will not hire the General Partner or any affiliate to perform asset management or property management services for this property.

The Rubin Pachulsky Dew Transaction

        On September 23, 1999, the Partnership sold Certified Warehouse and Distribution Center, in Salt Lake City, Utah, Oakpointe Business Center, in Arlington Heights, Illinois, and Washington Technical Center, in Renton, Washington to Rubin Pachulsky Dew Properties, LLC ("Rubin Pachulsky Dew") for $5,100,000, $5,600,000 and $3,950,000, respectively, or an aggregate purchase price of $14,650,000. Rubin Pachulsky Dew is a third-party real estate investment entity that is not affiliated in any way with the Partnership, its General Partner or any of its principals or affiliates.

        Rubin Pachulsky Dew was represented by a third-party broker in the transaction. The broker was paid $146,500 from the sale proceeds. Since the sale price of Washington Technical Center exceeded the January 1, 1993 appraised value ($3,400,000), pursuant to the 1993 Amendment of the Partnership Agreement, the General Partner earned and was paid a property disposition fee of $98,750 in connection with the sale of that property.

        Rubin Pachulsky Dew has hired an affiliate of Birtcher as property manager for the properties for a fee that is approximately the same as the fee the Partnership previously paid to the General Partner for property management. In addition, Rubin Pachulsky Dew has hired an affiliate of Birtcher to provide certain asset management services for the properties, and will pay an incentive fee approximately equal to 10% of the profits, if any, after Rubin Pachulsky Dew has

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                      DAMSON/BIRTCHER REALTY INCOME FUND-I



received a 15% cumulative annual return on its investment. The incentive fee, if earned, is not payable until the last property is sold or four years from date of purchase, whichever comes first. The property management agreement is cancelable at any time upon 60 days notice, but the incentive fee will survive termination of the contract.

Summary
-------

        The Partnership realized approximately $14,821,000, or approximately $152 per $1,000 originally invested in the Partnership, in distributable cash proceeds from the sale of all four properties, after paying off the Certified loan (approximately $2,747,000) and deducting for holdbacks (approximately $511,000), closing costs and prorations totaling approximately $995,000.

        Currently, three lawsuits are pending against the Partnership and its General Partner and certain of its affiliates that seek, among things, unspecified monetary damages. These lawsuits are discussed in the Partnership's quarterly and annual reports. Since these cases are in the preliminary discovery phase, there is unavoidable uncertainty regarding their ultimate resolution. The Partnership Agreement mandates that the General Partner provide for all of the Partnership's liabilities and obligations, including contingent liabilities, before distributing liquidation proceeds to its partners. Therefore, the Partnership will not distribute liquidation proceeds until the uncertainty surrounding these lawsuits is sufficiently resolved. The amount and timing of any distribution of liquidation proceeds will be determined by the General Partner in light of these and other relevant considerations.

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                      DAMSON/BIRTCHER REALTY INCOME FUND-I



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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
                                        DAMSON/BIRTCHER REALTY INCOME FUND-I

BY:  DAMSON/BIRTCHER PARTNERS           By:  BIRTCHER PARTNERS,
     [General Partner]                       a California general partnership

                                             By:  BIRTCHER INVESTMENTS,
                                                  a California general partnership,
                                                  General Partner of Birtcher Partners

                                                  By:  BIRTCHER LIMITED,
                                                       a California limited partnership,
                                                        General Partner of Birtcher Investments

                                                        By:  BREICORP,
                                                             a California corporation,
                                                             formerly known as Birtcher
                                                             Real Estate Inc., General
                                                             Partner of Birtcher Limited


Date: October 15, 1999                                       By:  /s/   Robert M. Anderson
                                                                  ---------------------------
                                                                  Robert M. Anderson
                                                                  Executive Director
                                                                  BREICORP



                                                  By:  LF Special Fund II, L.P.,
                                                       a California limited partnership

                                                       By:  Liquidity Fund Asset Management, Inc.,
                                                            a California corporation, General
                                                            Partner of LF Special Fund II, L.P.



Date: October 15, 1999                                      By:  /s/ Brent R. Donaldson
                                                                 ---------------------------
                                                                 Brent R. Donaldson
                                                                 President
                                                                 Liquidity Fund Asset Management, Inc.
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